SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: June 19, 2003
(Date of earliest event reported)



                    Residential Asset Mortgage Products, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                         333-104662                 41-1955181
--------                         ----------                 ----------
(State or Other Juris-           (Commission          (I.R.S. Employer
diction of Incorporation)       File Number)       Identification No.)


       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
       ------------------------------------------------------------- -----
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code:(952) 857-7000
                                 --------------

Item 5. Other Events.
        ------------


               On or about June 26, 2003, the Registrant expects to cause the issuance and sale of Mortgage Asset-Backed Pass-Through Certificates , Series 2003-RS5 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of June 1, 2003, among the Registrant, Residential Funding Corporation, as Master Servicer and JP Morgan Chase Bank, as Trustee.

               In connection with the expected sale of the Series 2003-RS5 Certificates, the Registrant has been advised by Citigroup Global Markets, Inc. and Residential Funding Securities Corporation (the "Underwriters"), that the Underwriters have furnished to prospective investors certain collateral information with respect to the underwritten certificates underlying the proposed offering of the certificates, which Collateral Term Sheets are being filed electronically as exhibits to this report.

               The Collateral Term Sheets have been provided by the Underwriters. The information in the Collateral Term Sheets is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

               The Collateral Term Sheets were prepared by the Underwriters at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

               In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will affect the maturity, interest rate sensitivity and cash flow characteristics of the Certificates. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


        (a) Financial Statements.

               Not applicable.

        (b)    Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibits

                        ITEM 601(A) OF
       EXHIBIT NO.      REGULATION S-K                      DESCRIPTION
                          EXHIBIT NO.

            1                 99                      Collateral Term Sheets

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                   RESIDENTIAL ASSET MORTGAGE
                                                        PRODUCTS, INC.

                                                   By:    /s/ Michael Mead
                                                   Name:  Michael Mead
                                                   Title: Vice President




Dated: June 19, 2003

                          EXHIBIT INDEX


               Item 601 (a) of Sequentially
 Exhibit       Regulation S-K  Numbered
 Number        Exhibit No.     Description                Format
 -------       -----------     ------------------         ----------


    1            99            Collateral Term Sheets     Electronically
                               Citigroup Global
                               Markets, Inc.